UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6305 Alondra Boulevard

Paramount, California 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 2, 2021, Tattooed Chef, Inc. (the “Company”, “we” and “our”) announced the entry into (i) a Stock Purchase Agreement (the “Purchase Agreement”) with New Mexico Food Distributors, Inc. (“NMFD”) and its stockholders (the “Sellers”) and (ii) a membership interest purchase agreement (the “Facility Purchase Agreement”) with Karsten Tortilla Factory, LLC (“Karsten”) and the Sellers, in their capacities as owners of Karsten, with the closings under the Purchase Agreement and the Facility Purchase Agreement subject to customary closing conditions.

On May 14, 2021, the transactions contemplated under the Purchase Agreement and the Facility Purchase Agreement were consummated. The purchase included a tortilla factory and related assets for the production of tortillas. The purchase price was $37.0 million in cash, subject to customary post-closing adjustments.

Item 2.02 Results of Operations and Financial Condition.

On May 12, 2021, the Company issued a press release announcing financial results for the first quarter of 2021. Subsequent to issuance of that press release, the Company determined that it should reclassify fulfillment costs from operating expenses to cost of goods sold.

On May 18, 2021, the Company issued a press release (the “Press Release”) announcing the reclassification. A copy of the Press Release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 2.02. The net effect is an increase of $6.9 million to cost of goods sold (from $39.0 million to $45.9 million) and a reduction of both operating expenses (from $20.7 million to $13.8 million) and gross profit (from $13.7 million to $6.8 million) by that same amount. Gross margin was also reduced from 26.0% to 12.9% in the first quarter of 2021.

The information and exhibit contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

By:	/s/ Salvatore Galletti
Name:	Salvatore Galletti
Title:	Chief Executive Officer

Date: May 18, 2021

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